TABLE OF CONTENTS

     USAA Family of Funds                                            1
     Message from the President                                      2
     Investment Review                                               4
     Message from the Manager                                        5
     Financial Information:
        Distributions to Shareholders                                7
        Independent Auditors' Report                                 8
        Statement of Assets and Liabilities                          9
        Portfolio of Investments in Securities                      10
        Notes to Portfolio of Investments in Securities             12
        Statement of Operations                                     13
        Statements of Changes in Net Assets                         14
        Notes to Financial Statements                               15



                            Important Information


Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Growth Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1997, USAA. All rights reserved.




USAA Family of Funds Performance Summary
If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 33 funds by investment objective as of June 30, 1997.


                                                          Average Annual Total Return(%)*
           Investment                      Inception                                             Since
            Objective                         Date         1 yr         5 yrs        10 yrs     Inception
  Capital Appreciation
==========================================================================================================
  Aggressive Growth                         10/19/81       -1.72        18.38         10.88          -
  Emerging Markets(1)                        11/7/94       15.35         -             -            10.25
  Gold(1)                                    8/15/84      -22.26         3.54         -4.75          -
  Growth                                      4/5/71       21.60        16.94         11.97          -
  Growth & Income                             6/1/93       31.29         -             -            18.53
  International(1)                           7/11/88       21.81        15.39          -            11.77
  S&P 500 Index(4)+                           5/1/96       34.59         -             -            33.24
  World Growth(1)                            10/1/92       21.85         -             -            15.50

  Asset Allocation
=========================================================================================================
  Balanced Strategy(1)                        9/1/95       22.38         -             -            15.48
  Cornerstone Strategy(1)                    8/15/84       20.45        14.33          9.22          -
  Growth and Tax Strategy(2)**               1/11/89       15.72        11.23          -            10.45
  Growth Strategy(1)                          9/1/95       15.37         -             -            21.37
  Income Strategy                             9/1/95       14.48         -             -            10.36

  Income - Taxable
=========================================================================================================
  GNMA                                        2/1/91        9.37         6.85          -             7.67
  Income                                      3/4/74        8.21         7.44          9.45          -
  Income Stock                                5/4/87       20.77        14.21         12.89          -
  Short-Term Bond                             6/1/93        7.71         -             -             5.69

  Income - Tax Exempt
=========================================================================================================
  Long-Term(2)**                             3/19/82        9.22         6.71          8.09          -
  Intermediate-Term(2)**                     3/19/82        8.20         6.76          7.54          -
  Short-Term(2)**                            3/19/82        5.50         4.80          5.59          -
  California Bond(2)**                        8/1/89        8.90         7.13          -             7.58
  Florida Tax-Free Income(2)**               10/1/93        9.79         -             -             4.29
  New York Bond(2)**                        10/15/90        8.86         6.46          -             8.31
  Texas Tax-Free Income(2)**                  8/1/94       10.37         -             -             9.24
  Virginia Bond(2)**                        10/15/90        8.50         6.93          -             8.08

  Money Market
=========================================================================================================
  Money Market(3)                             2/2/81        5.28         4.48          5.80          -
  Tax Exempt Money Market(2),(3)**            2/6/84        3.36         3.04          4.15          -
  Treasury Money Market Trust(3)              2/1/91        5.13         4.28          -             4.38
  California Money Market(2),(3)**            8/1/89        3.29         2.94          -             3.62
  Florida Tax-Free Money Market(2),(3)**     10/1/93        3.26         -             -             3.04
  New York Money Market(2),(3)**            10/15/90        3.21         2.82          -             3.08
  Texas Tax-Free Money Market(2),(3)**        8/1/94        3.31         -             -             3.33
  Virginia Money Market(2),(3)**            10/15/90        3.22         2.87          -             3.20



Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, including possible loss of the principal amount invested.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.
(2) Some income may be subject to state or local taxes or the federal alternative minimum tax.
(3) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.
(4) S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The product is not sponsored, sold or
     promoted by Standard & Poor's,   and  Standard  &  Poor's  makes  no
     representation regarding  the advisability of investing in the product.
  * Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.
 ** IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax-exempt. California, Florida, New York, Texas, and Virginia funds available to residents only.
  +  Includes the $10 annual account maintenance fee through December 31, 1996.




                       MESSAGE FROM THE PRESIDENT


[PHOTOGRAPH OF PRESIDENT, MICHAEL J.C. ROTH APPEARS HERE]

The last two and one-half
years have been a remarkable
time in the stock market.

These 30 months have witnessed an over 100%(1) rise in the value of equity indices which has translated into greatly increased wealth for many investors.(2) But now it is easy to sense that investors are looking over their shoulders.

This rise in the prices of stocks has had solid underpinnings. The economy has grown, and continues to grow at a robust, but not excessive rate. Inflation has remained well in check, even as employment has risen strongly. Interest rates have remained below the levels they reached in 1994, and, compared to the rate of inflation are probably still a bit high. Perhaps most surprising of all is the fact that we are coming quite close to balancing the federal budget.

Many commentators look at these factors and conclude that the stock market looks reasonable. But others note simply that the market is at or near all-time record levels and is therefore "too high."

The numbers which define the level of the Dow Jones Industrial Average or the S&P 500 Stock Index are not particularly meaningful by themselves. What is meaningful is the relationship of those numbers to numbers which describe the companies in those averages; such as earnings, dividends and growth rates. These relationships are the things that help investors decide whether a stock is cheap or expensive. Only one thing can make the price of a stock go up. The next buyer must make a decision that paying more for a share of that company than did the previous buyer makes sense. Such a decision can be made if a buyer believes that the relationship of price to earnings or growth rate is reasonable. That next buyer is not obligated either. He or she has options. The money could go to bonds, to the money markets, to real estate or to pay off debt.

Invariably, investors will begin to make those alternative decisions. We can be very certain that the stock market will not rise 100% in the next 30 months. That does not mean it will crash. It does mean that the market will find a way to return closer to its historic valuation. It last did that in 1994 when it was essentially flat for a year while corporate earnings grew substantially.

I have been telling investors not to extrapolate 100% every 30 months. Enjoy it, but remember your risk tolerance and your asset allocation. Those are the things that will guide you well through all kinds of markets.

Sincerely,


Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


(1) Source: Lipper Analytical Services, Inc.
(2) Past performance is no guarantee of future results. Yields and returns will fluctuate.



                             INVESTMENT REVIEW

GROWTH FUND

OBJECTIVE: Long-term growth of capital with secondary objectives of regular income and conservation of principal.

TYPES OF INVESTMENTS:  Primarily  common stocks.


                                              7/31/96              7/31/97
  Net Assets............................  $1,162.3 MILLION    $1,650.3 MILLION
  Net Asset Value Per Share.............      $20.05               $23.66

  Average Annual Total Returns as of 7/31/97
  1 Year.....................................................       42.48%
  5 Years....................................................       18.68%
  10 Years...................................................       12.75%

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.


---------------------------------
CUMULATIVE PERFORMANCE COMPARISON
---------------------------------


A chart in the form of a line graph appears here, illustrating the growth of a $10,000 Investment. The data points from the graph are as follows:

USAA Growth Fund
Year                 Amount
----------------------------
7/31/87             $10,000
7/31/88               8,346
7/31/89              10,546
7/31/90              11,231
7/31/91              12,446
7/31/92              14,098
7/31/93              15,721
7/31/94              16,383
7/31/95              20,717
7/31/96              23.295
7/31/97              33,190


S&P 500 Index
Year                 Amount
----------------------------
7/31/87             $10,000
7/31/88               8,824
7/31/89              11,639
7/31/90              12,392
7/31/91              13,969
7/31/92              15,753
7/31/93              17,125
7/31/94              18,007
7/31/95              22,702
7/31/96              26,460
7/31/97              40,248


The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth Fund to the S&P 500 Index, an unmanaged index representing the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.



                            MESSAGE FROM THE MANAGER


[PHOTOGRAPH OF PORTFOLIO MANAGER, DAVID G. PARSONS APPEARS HERE]

Strategy
In the past fiscal year, the Fund's portfolio composition has been modified significantly. Using contrarian investment principles, we have continued to buy stocks that have been out-of-favor at the time of purchase. Generally, we moved the Fund's investments out of disfavored cyclical and defensive companies. We have found that once stocks of cyclical and defensive companies become ravaged, they tend to remain so for years. This differs from the behavior of stocks of rapidly growing companies, which usually bounce back more quickly. In the past year, we found opportunities and invested the Fund's assets in the stocks of rapidly growing companies that had been sacked by the market. As a result of this change in emphasis, we took the following actions:

- We doubled the technology and healthcare weightings in the portfolio.
- We eliminated gold, electric power, and retail.
- We decreased oils by 40% and tobacco by 60%.

Technology was doubled by buying both networking and disk drive manufacturers after they plummeted in the first few months of 1997. Healthcare was also doubled through the acquisition of several medical device and biotechnology companies that had suffered a similar fate. We reduced tobacco holdings, but still regard several tobacco companies, particularly Philip Morris, as growth instruments. We eliminated gold and electric power.

On a rather  interesting  note,  we also  regard  trucking  companies  as growth instruments. We think there is a burgeoning growth potential for this little-noticed industry. We anticipate this growth as a result of just-in-time deliveries of both parts for manufacturing and inventory items for stores, hospitals, etc. We also anticipate growth as a result of the outsourcing of in-house transportation fleets and transportation departments to trucking companies.

Performance
Over the course of the fiscal year ending July 31, 1997, the Fund did not do as well as the market, represented by the S&P 500 Index,(1) or the Lipper Growth Fund Index.(2) The holdings in healthcare were approximately in line with the market's return. Energy, technology, and trucking did better than the market, but gold, electric power, tobacco, retail, and restaurants underperformed the market.

Outlook
Since I became the Fund's portfolio manager three and one-half years ago, I have used a contrarian investment style to select stocks for the Fund's portfolio. Generally, during my tenure, the Fund has been composed of growth stocks and at the end of the Fund's fiscal year, the portfolio was almost entirely growth stocks. So long as our investment style leads us to concentrate the Fund's assets almost exclusively in growth stocks, we expect the Fund's share price will be more volatile than it would be otherwise.


(1) The S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.
(2) Lipper Analytical Services is an independent organization that monitors performance of mutual funds.


      Top 10 Equity Holdings
        (% of Net Assets)

Ascend Communications          4.7
Pharmacia & Upjohn             4.6
Cadbury Schweppes ADR          4.0
Applied Materials              3.4
Cisco Systems                  3.4
Micron Technology              3.3
Lam Research                   3.0
United States Surgical         2.5
Schlumberger                   2.3
Amgen                          2.1


Top 10 Industries
(% of Net Assets

Healthcare Related             21.8
Electronics Related            21.4
Communication -
   Equipment Manufacturers     13.2
Oil Related                     9.4
Truckers                        7.2
Tobacco                         6.0
Computer Systems                5.0
Beverages - Soft Drinks         4.0
Restaurants                     3.8
Finance - Consumer              1.8


See page 10 for a complete listing of the Portfolio of Investments in Securities.



                       DISTRIBUTIONS TO SHAREHOLDERS

The following per share information describes the federal tax treatment of distributions made during the fiscal year ended July 31, 1997. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 1998.


           Ordinary income                        $  1.393*
           Long-term capital gains                   2.160
                                                  --------
           Total                                  $  3.553
                                                  ========

54.35% of ordinary income distributions qualify for deduction by corporations.


* Includes distribution of short-term capital gains, if any, which are taxable as ordinary income.


                          INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors
USAA MUTUAL FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments in securities of the Growth Fund, a portfolio of USAA Mutual Fund, Inc. as of July 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights presented in note 7 to the financial statements for each of the years or periods in the ten-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Growth Fund, a portfolio of USAA Mutual Fund, Inc. as of July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the ten-year period then ended, in conformity with generally accepted accounting principles.


KPMG Peat Marwick, LLP


San Antonio, Texas
September 3, 1997




Growth Fund
Statement of Assets and Liabilities
(In Thousands)


July 31, 1997

Assets
   Investments in securities, at market value (identified cost of $1,233,893)              $  1,636,370
   Cash                                                                                             281
   Receivables:
      Capital shares sold                                                                           235
      Dividends and interest                                                                        957
      Securities sold                                                                            19,895
                                                                                           ------------
         Total assets                                                                         1,657,738
                                                                                           ------------
Liabilities
   Securities purchased                                                                           5,566
   Capital shares redeemed                                                                          586
   USAA Investment Management Company                                                             1,023
   USAA Transfer Agency Company                                                                     133
   Accounts payable and accrued expenses                                                            173
                                                                                           ------------
         Total liabilities                                                                        7,481
                                                                                           ------------
            Net assets applicable to capital shares outstanding                            $  1,650,257
                                                                                           ============
Represented by:
   Paid-in capital                                                                         $  1,161,389
   Accumulated undistributed net investment income                                                6,286
   Accumulated net realized gain on investments                                                  80,105
   Net unrealized appreciation of investments                                                   402,477
                                                                                           ------------
            Net assets applicable to capital shares outstanding                            $  1,650,257
                                                                                           ============
   Capital shares outstanding                                                                    69,756
                                                                                           ============
   Net asset value, redemption price, and offering price per share                         $      23.66
                                                                                           ============


See accompanying notes to financial statements.



Growth Fund
Portfolio of Investments in Securities

July 31, 1997


                                            Market
  Number                                    Value
of Shares                Security           (000)
---------                --------           -----

           Common Stocks (98.6%)
            Airlines (0.7%)
  400,000   Southwest Airlines Co.       $  11,675
--------------------------------------------------

            Beverages - Soft Drinks (4.0%)
1,721,704   Cadbury Schweppes plc ADR       66,501
--------------------------------------------------

            Biotechnology (5.2%)
  600,000   Amgen, Inc.*                    35,287
  400,000   Biogen, Inc.*                   15,400
  126,300   Centocor, Inc.*                  4,863
  800,000   Chiron Corp.*                   16,800
  500,000   Genzyme Corp.*                  13,625
   15,000   Genzyme Tissue Repair*             163
--------------------------------------------------
                                            86,138
--------------------------------------------------

            Communication - Equipment
              Manufacturers (13.2%)
  600,000   3Com Corp.*                     32,812
1,430,000   Ascend Communications, Inc.*    77,756
1,000,000   Cabletron Systems, Inc.*        33,875
  700,000   Cisco Systems, Inc.*            55,694
  800,000   Pairgain Technologies, Inc.*    17,200
--------------------------------------------------
                                           217,337
--------------------------------------------------

            Computer Software & Service (1.1%)
  400,000   First Data Corp.                17,450
   28,600   Intuit, Inc.*                      720
--------------------------------------------------
                                            18,170
--------------------------------------------------

            Computer Systems (5.0%)
  111,600   Gateway 2000, Inc.*              4,262
  500,000   Micron Electronics, Inc.*        9,438
  600,000   Quantum Corp.*                  17,437
  800,000   Seagate Technology, Inc.*       32,850
  500,000   Western Digital Corp.*          19,250
--------------------------------------------------
                                            83,237
--------------------------------------------------

            Drugs (6.4%)
  800,000   Ivax Corp.*                      7,500
  500,000   Jones Medical Industries,
             Inc.                           14,812
  500,000   Mylan Laboratories, Inc.         8,438
2,000,000   Pharmacia & Upjohn, Inc.        75,500
--------------------------------------------------
                                           106,250
--------------------------------------------------

            Electronics - Instrumentation (6.7%)
  470,000   KLA Instruments Corp.*          28,465
  927,400   Lam Research Corp.*             49,036
  700,000   Teradyne, Inc.*                 32,725
--------------------------------------------------
                                           110,226
--------------------------------------------------

            Electronics - Semiconductors (14.8%)
  500,000   Advanced Micro Devices, Inc.*   17,531
  290,533   Analog Devices, Inc.*            9,134
  605,000   Applied Materials, Inc.*        55,584
  135,000   Intel Corp.                     12,395
  180,000   LSI Logic Corp.*                 5,681
1,100,000   Micron Technology, Inc.*        53,556
  400,000   Motorola, Inc.                  32,125
  300,000   Novellus Systems, Inc.*         31,500
  225,000   Texas Instruments, Inc.         25,875
--------------------------------------------------
                                           243,381
--------------------------------------------------

            Finance - Consumer (1.8%)
  800,000   Advanta Corp.                   28,900
--------------------------------------------------

            Gaming Companies (0.9%)
  930,000   International Game Technology   15,461
--------------------------------------------------

            Healthcare - Diversified (2.1%)
  250,000   Warner-Lambert Co.              34,922
--------------------------------------------------

            Healthcare - HMOs (1.7%)
  400,000   Pacificare Health Systems,
             Inc.                           27,150
--------------------------------------------------

            Healthcare - Miscellaneous (0.4%)
  400,000   HCIA, Inc.*                      6,700
--------------------------------------------------

            Manufacturing - Diversified
              Industries (1.0%)
  356,200   Hillenbrand Industries, Inc.    16,341
--------------------------------------------------

            Medical Products & Supplies (6.0%)
  472,000   Bausch & Lomb, Inc.             20,090
  302,900   Boston Scientific Corp.*        21,733
  400,000   St. Jude Medical, Inc.*         16,325
1,100,000   United States Surgical Corp.    40,837
--------------------------------------------------
                                            98,985
--------------------------------------------------

            Oil - Domestic (1.1%)
  140,700   Atlantic Richfield Co.          10,526
  200,000   Unocal Corp.                     8,000
--------------------------------------------------
                                            18,526
--------------------------------------------------

            Oil - International (1.7%)
  137,988   British Petroleum Co. plc
             ADR                            11,375
   85,000   Chevron Corp.                    6,726
   80,000   Texaco, Inc.                     9,285
--------------------------------------------------
                                            27,386
--------------------------------------------------

            Oil & Gas Drilling (0.7%)
  150,000   Transocean Offshore, Inc.       12,253
--------------------------------------------------

            Oil Well Equipment & Service (5.9%)
  250,000   Baker Hughes, Inc.              11,016
  460,000   Halliburton Co.                 21,160
1,230,000   Input/Output, Inc.*             26,599
  500,000   Schlumberger Ltd.               38,187
--------------------------------------------------
                                            96,962
--------------------------------------------------

            Paper & Forest Products (0.1%)
   57,300   Schweitzer-Mauduit
              International, Inc.            2,238
--------------------------------------------------

            Restaurants (3.8%)
  571,500   Apple South, Inc.                9,072
1,200,000   Brinker International, Inc.*    18,825
  800,000   Lone Star Steakhouse
              & Saloon, Inc.*               18,950
  500,000   Outback Steakhouse, Inc.*       12,469
  658,000   Taco Cabana, Inc. "A"*           3,208
--------------------------------------------------
                                            62,524
--------------------------------------------------

            Shoes (1.1%)
  300,000   NIKE, Inc. "B"                  18,694
--------------------------------------------------

            Tobacco (6.0%)
1,221,400   B.A.T. Industries plc ADR       21,222
  193,750   Dimon, Inc.                      4,735
  730,000   Philip Morris Companies,
             Inc.                           32,941
  780,292   RJR Nabisco Holdings Corp.      25,603
  263,800   Universal Corp.                  9,085
  155,500   UST, Inc.                        4,519
--------------------------------------------------
                                            98,105
--------------------------------------------------

            Truckers (7.2%)
  150,000   Amerco*                          4,350
  375,000   American Freightways Corp.*      6,188
  250,000   Arnold Industries, Inc.          4,313
  350,100   Caliber System, Inc.            13,632
  580,000   CNF Transportation, Inc.        20,228
  300,000   Consolidated Freightways
             Corp.*                          4,556
  255,938   Heartland Express, Inc.*         6,334
  350,000   J.B. Hunt Transport Services,
             Inc.                            5,600
  250,000   Landstar System, Inc.*           6,250
  351,500   M.S. Carriers, Inc.*             8,128
  139,800   Roadway Express, Inc.            3,200
  187,500   Swift Transportation Co.,
             Inc.*                           5,426
  351,300   US Freightways Corp.            10,912
  382,500   Werner Enterprises, Inc.         8,224
  402,000   Yellow Corp.*                   10,854
--------------------------------------------------
                                           118,195
--------------------------------------------------
Total common stocks (cost: $1,223,780)   1,626,257
--------------------------------------------------



 Principal
  Amount
   (000)
   -----
            Short-Term (0.6%)
            Commercial Paper
 $ 10,113   Heller Financial, Inc., 5.87%,
              8/01/97 (cost: $10,113)       10,113
--------------------------------------------------

Total investments (cost: $1,233,893)     $1,636,370
===================================================

----------------------
*Non-income producing.



Growth Fund
Notes to Portfolio of Investments in Securities

July 31, 1997



General Notes

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets. Investments in foreign securities were 7.6% of net assets at July 31, 1997.

ADS/ADR -- American Depositary Shares/Receipts are foreign shares held by a U.S. bank which issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.


See accompanying notes to financial statements.



Growth Fund
Statement of Operations
(In Thousands)


Year ended July 31, 1997

Net investment income:
   Income (net of foreign taxes withheld of $333):
      Dividends                                                                              $   29,595
      Interest                                                                                      719
                                                                                             ----------
         Total income                                                                            30,314
                                                                                             ----------
   Expenses:
      Management fees                                                                            10,110
      Transfer agent's fees                                                                       2,309
      Custodian's fees                                                                              200
      Postage                                                                                       231
      Shareholder reporting fees                                                                     57
      Directors' fees                                                                                 4
      Registration fees                                                                             120
      Audit fees                                                                                     29
      Legal fees                                                                                      3
      Other                                                                                          47
                                                                                             ----------
         Total expenses                                                                          13,110
                                                                                             ----------
            Net investment income                                                                17,204
                                                                                             ----------
Net realized and unrealized gain on investments:
   Net realized gain                                                                            103,175
   Change in net unrealized appreciation/depreciation                                           372,704
                                                                                             ----------
            Net realized and unrealized gain                                                    475,879
                                                                                             ----------
Increase in net assets resulting from operations                                             $  493,083
                                                                                             ==========


See accompanying notes to financial statements.




Growth Fund
Statements of Changes in Net Assets
(In Thousands)


Years ended July 31,


                                                                           1997                1996
                                                                           ----                ----
From operations:
   Net investment income                                               $    17,204         $     18,632
   Net realized gain on investments                                        103,175              180,403
   Change in net unrealized appreciation/depreciation of
      investments                                                          372,704              (79,937)
                                                                       -----------         ------------
      Increase in net assets resulting from operations                     493,083              119,098
                                                                       -----------         ------------
Distributions to shareholders from:
   Net investment income                                                   (21,644)             (15,339)
                                                                       -----------
   Net realized gains                                                     (190,388)             (49,084)
                                                                       -----------         ------------
From capital share transactions:
   Proceeds from shares sold                                               195,615              277,684
   Shares issued for dividends reinvested                                  209,560               63,058
   Cost of shares redeemed                                                (198,231)            (155,976)
                                                                       -----------         ------------
      Increase in net assets from capital share transactions               206,944              184,766
                                                                       -----------         ------------
Net increase in net assets                                                 487,995              239,441
Net assets:
   Beginning of period                                                   1,162,262              922,821
                                                                       -----------         ------------
   End of period                                                       $ 1,650,257         $  1,162,262
                                                                       ===========         ============
Undistributed net investment income included in net assets:
   Beginning of period                                                 $    10,726         $      7,433
                                                                       ===========         ============
   End of period                                                       $     6,286         $     10,726
                                                                       ===========         ============
Change in shares outstanding:
   Shares sold                                                               9,957               13,979
   Shares issued for dividends reinvested                                   11,929                3,371
   Shares redeemed                                                         (10,102)              (7,794)
                                                                       -----------         ------------
      Increase in shares outstanding                                        11,784                9,556
                                                                       ===========         ============
Authorized shares of $.01 par value                                        100,000               75,000
                                                                       ===========         ============


See accompanying notes to financial statements.




Growth Fund
Notes to Financial Statements

July 31, 1997



(1) Summary of Significant Accounting Policies
USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds. The information presented in this annual report pertains only to the Growth Fund (the Fund). The Fund's primary investment objective is long-term growth of capital, with secondary objectives of regular income and conservation of principal.

A. Security valuation -- The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) Lines of Credit
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million through January 13, 1998, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, the Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets at NationsBank's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the year ended July 31, 1997.

(3) Distributions
Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) Investment Transactions
Purchases and sales of securities, excluding short-term securities, for the year ended July 31, 1997 were $1,002,450,329 and $1,004,995,122, respectively.

Gross unrealized appreciation and depreciation of investments as of July 31, 1997 was $415,981,689 and $13,504,205, respectively.

(5) Transactions with Manager
A. Management fees -- The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .75% of its annual average net assets.

B. Transfer agent's fees -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting services -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

D. Brokerage services -- USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the year ended July 31, 1997 was $87,280.

(6) Transactions with Affiliates
USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At July 31, 1997, the Association and its affiliates owned 1,446,902 shares (2.1%) of the Fund.

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.

(7) Financial Highlights
Per share operating performance for a share outstanding throughout each period is as follows:




                                                                                       Ten-Month         Year Ended
                                                  Year Ended July 31,                Period Ended       September 30,
                                       ----------------------------------------         July 31,       --------------
                                       1997              1996              1995           1994              1993
                                       ----              ----              ----           ----              ----
Net asset value at
  beginning of period              $     20.05        $     19.06        $   17.63     $    19.76       $    17.49
Net investment income                      .24                .33              .26            .19              .19
Net realized and
  unrealized gain (loss)                  6.92               1.92             3.95           (.17)            2.67
Distributions from net
  investment income                       (.34)              (.29)            (.27)          (.16)            (.32)
Distributions of realized
  capital gains                          (3.21)              (.97)           (2.51)         (1.99)            (.27)
                                   -----------        -----------        ---------     ----------       ----------
Net asset value at
  end of period                    $     23.66        $     20.05        $   19.06     $    17.63            19.76
                                   ===========        ===========        =========     ==========       ==========
Total return (%)*                        42.48              12.44            26.46            .31            16.77
Net assets at end
  of period (000)                  $ 1,650,257        $ 1,162,262        $ 922,821     $  618,685          605,457
Ratio of expenses to
  average net assets (%)                   .97               1.01             1.04           1.04(a)          1.07
Ratio of net investment
  income to average
  net assets (%)                          1.28               1.70             1.63           1.33(a)          1.07
Portfolio turnover (%)                   75.41              62.30            69.64         117.80            96.19
Average commission rate
  paid per share (+)               $     .0495        $     .0497




                                                                     Year Ended September 30,
                                   ---------------------------------------------------------------------------------
                                        1992               1991             1990           1989             1988
                                        ----               ----             ----           ----             ----
Net asset value at
  beginning of period              $     16.28        $     13.25        $   14.68     $    11.68       $    19.63
Net investment income                      .36                .46              .41            .41              .29
Net realized and
  unrealized gain (loss)                  1.26               3.03            (1.38)          2.93            (3.99)
Distributions from net
  investment income                       (.41)              (.46)            (.46)          (.34)            (.37)
Distributions of realized
  capital gains                             -                  -                -              -             (3.88)
                                   -----------        -----------        ---------     ----------       ----------
Net asset value at
  end of period                    $     17.49        $     16.28        $   13.25     $    14.68       $    11.68
                                   ===========        ===========        =========     ==========       ==========
Total return (%)*                        10.17              27.12            (6.78)         29.37           (18.28)
Net assets at end
  of perod (000)                   $   432,125        $   318,846        $ 223,051     $  229,547       $  208,129
Ratio of expenses to
  average net assets (%)                  1.07               1.11             1.18           1.19             1.22
Ratio of net investment
  income to average
  net assets (%)                          2.27               3.18             2.95           3.02             2.40
Portfolio turnover (%)                   39.39              36.99            55.77          95.28           109.22
Average commission rate
  paid per share (+)


(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
  * Assumes reinvestment of all dividend income and capital gain distributions during the period.
  + Calculated by aggregating all commissions paid on the purchase and sale of securities and dividing by the actual number of shares purchased or sold for which commissions were charged.